As filed with the Securities and Exchange Commission on March 30, 2022

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant      ☑

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

B&G FOODS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

www.investorvote.com/BGS Step 1: Go to www.investorvote.com/BGS. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/BGS or scan the QR code — login details are located in the shaded bar below. B&G Foods, Inc. B&G Foods, Inc. Stockholder Meeting Notice 03MDIB + + Important Notice Regarding the Availability of Proxy Materials for the B&G Foods, Inc. Stockholder Meeting to be Held on May 17, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The notice of annual meeting, proxy statement and annual report are available at https://materials.proxyvote.com/05508R. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 6, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 COY 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/BGS. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials B&G Foods, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 6, 2022. The 2022 Annual Meeting of Stockholders of B&G Foods, Inc. will be held on Tuesday, May 17, 2022, 10:00 a.m., Eastern Time, virtually via the Internet at www.meetnow.global/MHAKG9P. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR each of the nominees in Proposal No. 1 and FOR each of Proposal Nos. 2 and 3: 1. Election of Directors (Proposal No. 1): 01 – DeAnn L. Brunts 02 – Debra Martin Chase 03 – Kenneth C. Keller 04 – Charles F. Marcy 05 – Robert D. Mills 06 – Dennis M. Mullen 07 – Cheryl M. Palmer 08 – Alfred Poe 09 – Stephen C. Sherrill 10 – David L. Wenner 2. Approval, by non-binding advisory vote, of executive compensation (Proposal No. 2): 3. Ratification of appointment of KPMG LLP as independent registered public accounting firm (Proposal No. 3): 4. Other Matters: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. B&G Foods, Inc. Stockholder Meeting Notice